UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 31, 2025
(Date of earliest event reported)

ANAPTYSBIO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37985	20-3828755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210,
San Diego, CA 92121
(Address of Principal Executive Offices, and Zip Code)

(858) 362-6295
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On January 31, 2025, AnaptysBio, Inc. (“Anaptys”) entered into an Exclusive License Agreement (the “License Agreement”) with Vanda Pharmaceuticals Inc. (“Vanda”) pursuant to which Anaptys granted to Vanda an exclusive, global license for the development and commercialization of imsidolimab (IL-36R antagonist mAb), which has completed two registration-enabling global Phase 3 trials, GEMINI-1 and GEMINI-2, evaluating the safety and efficacy of imsidolimab in patients with Generalized Pustular Psoriasis (GPP).
Pursuant to the terms of the License Agreement, Anaptys will receive an upfront payment of $10 million and a $5 million payment for existing drug supply. Anaptys is also eligible to receive up to $35 million for future regulatory approval and sales milestones in addition to a 10% royalty on net sales.
The License Agreement includes various representations, warranties, covenants, indemnities, and other customary provisions and contains customary provisions for termination (i) by Vanda following the three-year anniversary of the effective date of the License Agreement upon at least 12 months’ prior written notice to Anaptys or (ii) by either party in the event of breach of the License Agreement (subject to cure), subject, in each case, to certain reversion rights, or upon the other party’s bankruptcy.
The foregoing summary of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement. A copy of the License Agreement will be filed as an exhibit to AnaptysBio’s Quarterly Report on Form 10‑Q for the quarter ended March 31, 2025.
Item 7.01.    Regulation FD.
On February 3, 2025, AnaptysBio issued a press release announcing the entry into the License Agreement with Vanda, a copy of which is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Exhibit Number	Exhibit Title or Description
99.1	Press release issued by AnaptysBio, Inc. regarding the Vanda Exclusive License Agreement, dated January 31, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AnaptysBio, Inc.
Date: February 3, 2025	By:	/s/ Eric Loumeau
Name: Eric Loumeau
Title: Chief Legal Officer